UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2016

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri State International Lincolnshire, Illinois		60061
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 17, 2016, CDW LLC (“CDW”) entered into an amendment and restatement of its $1,490.425 million senior secured term loan facility (the “Amended and Restated Term Loan Facility”). The terms of the Amended and Restated Term Loan Facility are set forth in the Amended and Restated Term Loan Agreement, dated August 17, 2016, by and among CDW, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and the joint lead arrangers, joint bookrunners, syndication agent and co-documentation agents party thereto (the “Amended and Restated Term Loan Agreement”). The Amended and Restated Term Loan Agreement amends and restates the Term Loan Agreement, dated April 29, 2013, by and among CDW, the lenders party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and the joint lead arrangers, joint bookrunners, co-syndication agents and co-documentation agents party thereto (as previously amended, modified and supplemented).

The Amended and Restated Term Loan Agreement, among other things, (i) provides that borrowings thereunder bear interest at either (a) the alternate base rate plus 1.25% or (b) LIBOR plus 2.25% (for the purposes of the Amended and Restated Term Loan Facility, LIBOR shall not be less than 0.75% per annum at any time), (ii) extends the maturity of CDW’s senior secured term loans from 2020 to 2023, (iii) provides for quarterly amortization equal to 0.25% of the principal amount of the Amended and Restated Term Loan Facility, and (iv) increases the maximum amount of new incremental term loan commitments from $500,000,000 to $1,000,000,000, plus an additional amount subject to a senior secured leverage ratio governor.

The descriptions of the Amended and Restated Term Loan Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Amended and Restated Term Loan Agreement, a copy of which is filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Amended and Restated Term Loan Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Term Loan Agreement, dated as of August 17, 2016, by and among CDW LLC, the lenders from time to time party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and the joint lead arrangers, joint bookrunners, syndication agent and co-documentation agents party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	August 18, 2016	By:	/s/ Christine A. Leahy
Christine A. Leahy
Senior Vice President-International, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Term Loan Agreement, dated as of August 17, 2016, by and among CDW LLC, the lenders from time to time party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and the joint lead arrangers, joint bookrunners, syndication agent and co-documentation agents party thereto.

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